Equity	6 Months Ended
Mar. 31, 2026
Equity [Abstract]
EQUITY

18. EQUITY

The Company’s historical equity transactions, including the 1-for-25 reverse share split effected in November 2025 and the related amendments to its authorized share capital and par value, were disclosed in the Group’s audited consolidated financial statements included in its Annual Report on Form 20-F for the year ended September 30, 2025.

(a) Reverse share splits

On May 19, 2026, the Company effected a 1-for-150 reverse share split of its ordinary shares. All share and per-share amounts presented in these unaudited interim condensed consolidated financial statements and the accompanying notes have been retroactively adjusted to reflect the cumulative effect of the reverse share splits for all periods presented.

The Company issued 41 ordinary shares to shareholders in lieu of fractional shares following the implementation of the reverse share split.

(b) Ordinary shares

On January 5, 2026, the Company entered into a securities purchase agreement with certain non-U.S. investors in connection with a private investment in public equity transaction (the “PIPE”), pursuant to which the Company agreed to issue and sell an aggregate of 20,000,000 ordinary shares at a purchase price of $0.60 per share, for aggregate gross proceeds of $12,000,000. After giving retroactive effect to the 1-for-150 reverse share split effected on May 19, 2026, the number of ordinary shares issued and the purchase price were adjusted to 133,333 ordinary shares and $90.00 per share, respectively.

(b) Statutory reserve and restricted net assets

The Group’s PRC subsidiaries are required to reserve 10% of their net profit after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Group is based on profit arrived at under PRC accounting standards for business enterprises for each year. The profit arrived at must be set off against any accumulated losses sustained by the Group in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the registered capital. This statutory reserve is not distributable in the form of cash dividends.

Relevant PRC statutory laws and regulations permit the payment of dividends by the Group’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Furthermore, registered share capital and capital reserve accounts are also restricted from distribution. As a result of these PRC laws and regulations, the Group’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Group either in the form of dividends, loans or advances. The Group’s restricted net assets, comprising of the registered paid-in capital and statutory reserve of Company’s PRC subsidiaries, were $33,947,126 and $24,826,509 as of September 30, 2025 and March 31, 2026, respectively.

(c) Warrants

As of September 30, 2025 and March 31, 2026, there were no warrants granted to investors left unexercised.

(d) Non-controlling interests

As of March 31, 2026, the Group’s non-controlling interests included 40% equity interest of Changzhou Higgs, which was acquired on January 25, 2023 and 4.76% equity interest of Changzhou EZGO, which was acquired on April 7, 2025.